Exhibit 10.10
CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Supplemental Agreement No. 31
to
Purchase Agreement No. 03791
between
THE BOEING COMPANY
and
AIR LEASE CORPORATION
THIS SUPPLEMENTAL AGREEMENT is entered into as of March 31, 2022 (Supplemental Agreement No. 31) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).
WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;
WHEREAS, Boeing and Customer desire to [*].
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.TABLE OF CONTENTS.
The Table of Contents is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 31, and incorporated into the Purchase Agreement. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 31.
2.TABLES.
2.1Table 1A is deleted in its entirety and replaced by a revised Table 1A, provided as Enclosure 2 to this Supplemental Agreement No. 31, which is incorporated into the Purchase Agreement by this reference. The new Table 1A [*].
2.2Table 1B is deleted in its entirety and replaced by a revised Table 1B, provided as Enclosure 3 to this Supplemental Agreement No. 31, which is incorporated into the Purchase Agreement by this reference. The new Table 1B [*].
2.3Table 1H1 is deleted in its entirety and replaced by a revised Table 1H1, provided as Enclosure 4 to this Supplemental Agreement No. 31, which is incorporated into the Purchase Agreement by this reference. The new Table 1H1 [*].

HAZ-PA-03791	1	SA-31
BOEING PROPRIETARY

2.4Table 1H5 is deleted in its entirety and replaced by a revised Table 1H5, provided as Enclosure 5 to this Supplemental Agreement No. 31, which is incorporated into the Purchase Agreement by this reference. The new Table 1H5 [*].
2.5Table 1H6 is deleted in its entirety and replaced by a revised Table 1H6, provided as Enclosure 6 to this Supplemental Agreement No. 31, which is incorporated into the Purchase Agreement by this reference. The new Table 1H6 [*].
2.6Table 1K is provided as Enclosure 7 to this Supplemental Agreement No. 31, which is incorporated into the Purchase Agreement by this reference. The new Table 1K [*].
2.7Table 1L is provided as Enclosure 8 to this Supplemental Agreement No. 31, which is incorporated into the Purchase Agreement by this reference. The new Table 1L [*].
3.EXHIBITS.
3.1New Exhibit A-24, HAZ/[*] 737-8 Aircraft Configuration [*], provided as Enclosure 9 to this Supplemental Agreement No. 31, is incorporated into the Purchase Agreement. [*].
4.LETTER AGREEMENTS.
4.1Letter Agreement HAZ-PA-03791-LA-1208078R11, entitled “[*],” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208078R12, entitled “[*],” which is provided as Enclosure 10 to this Supplemental Agreement No. 31, and incorporated into the Purchase Agreement.
4.2Letter Agreement HAZ-PA-03791-LA-1208090R12, entitled “[*],” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-1208090R13, entitled “[*],” which is provided as Enclosure 11 to this Supplemental Agreement No. 31, and incorporated into the Purchase Agreement.
4.3Letter Agreement HAZ-PA-03791-LA-18005016, entitled “[*],” is deleted in its entirety, and replaced with a revised Letter Agreement HAZ-PA-03791-LA-18005016R1, entitled “[*],” which is provided as Enclosure 12 to this Supplemental Agreement No. 31, and incorporated into the Purchase Agreement.
5.MISCELLANEOUS.
5.1[*].
5.2All terms used but not defined in this Supplemental Agreement No. 31 will have the same meaning as such terms have in the Purchase Agreement.
5.3This Supplemental Agreement No. 31 will become effective upon execution and receipt by both parties of this Supplemental Agreement No. 31. The terms of this Supplemental Agreement No. 31 will expire if not executed by March 31, 2022.

HAZ-PA-03791	2	SA-31
BOEING PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Craig Simmons	By:	/s/ John L. Plueger

Its:	Attorney-In-Fact	Its:	CEO & President

HAZ-PA-03791	3	SA-31
BOEING PROPRIETARY

Enclosure 1

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLES
1A	737-8 Block A Aircraft Information Table [*]	SA-31
1B	737-9 Block B Aircraft Information Table [*]	SA-31
1C	737-8 Block C Aircraft Information Table [*]	SA-29
1D	737-8 Block D Aircraft Information Table [*]	SA-26
1E	737-8 Block E Aircraft Information Table [*]	SA-29
~~1F~~	~~737-7 Block F Aircraft Information Table [*]~~	SA-24
1G	737-8 Block G Aircraft Information Table [*]	SA-29
1H1	737-8 Block H1 Aircraft Information Table [*]	SA-31
~~1H2~~	~~737-8 Block H2 Aircraft Information Table [*]~~	SA-29
~~1H3~~	~~737-8 Block H3 Aircraft Information Table [*]~~	SA-29
~~1H4~~	~~737-8 Block H4 Aircraft Information Table [*]~~	SA-29
1H5	737-8 Block H5 Aircraft Information Table [*]	SA-31
1H6	737-8 Block H6 Aircraft Information Table [*]	SA-31
1I	737-8 Block I Aircraft Information Table [*]	SA-27
1J	737-8 Block J Aircraft Information Table [*]	SA-29
1K	737-8 Block K Aircraft Information Table [*]	SA-31
1L	737-9 Block L Aircraft Information Table [*]	SA-31

HAZ-PA-03791	i	SA-31
BOEING PROPRIETARY

Enclosure 1

EXHIBITS
A1	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A2-1	HAZ/[*] 737-8 Aircraft Configuration (Block I)	SA-27
A3	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A4	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A5	HAZ/[*] 737-8 Aircraft Configuration	SA-16
A6	HAZ/[*] 737-9 Aircraft Configuration	SA-19
A7	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A7-1	HAZ/[*] 737-8 Aircraft Configuration [*] (Block J)	SA-28
A8	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A9	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A10	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A11	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A12	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-21
A13	HAZ/[*]737-9 Aircraft Configuration [*]	SA-21
A14	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-21
A15	HAZ 737-8 Baseline Aircraft Configuration [*]	SA-21
A16	HAZ 737-9 Baseline Aircraft Configuration [*]	SA-21
A17	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A18	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-24
A19	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A20	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-25
A21	HAZ/[*]737-8 Aircraft Configuration [*]	SA-25
A22	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-25
A22-1	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-28
A23	HAZ/[*] 737-9 Aircraft Configuration [*]	SA-26
A24	HAZ/[*] 737-8 Aircraft Configuration [*]	SA-31
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables	SA-9
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

HAZ-PA-03791	ii	SA-31
BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS		SA No.
LA-1208077	AGTA Matters
LA-1208078R12	Advance Payment Matters	SA-31
LA-1208079R2	[*]	SA-18
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R4	[*]	SA-17
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	~~[*]~~	SA-4
LA-1208090R13	Special Matters for 737-8 and 737-9 Aircraft	SA-31
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	~~[*]~~	SA-4
LA-1209052	[*]
~~LA-1300032~~	~~[*]~~	SA-4
~~LA-1400773~~	~~[*]~~	SA-4
~~LA-1401489~~	~~[*]~~	SA-4
LA-1701519	Special Matters Related to [*]	SA-10
~~LA-1701714~~	~~Special Matters for 737-7 Aircraft~~	SA-24
LA-1704831	Special Matters Relating to [*]	SA-14
LA-1704362	[*]	SA-15
LA-1805016R1	[*]	SA-31
LA-1805303	[*]	SA-18
LA-2003489	[*]	SA-26
LA-2100098	Miscellaneous Matters – Block I Aircraft	SA-27
LA-2101360	Miscellaneous Matters – Block J Aircraft	SA-28

HAZ-PA-03791	iii	SA-31
BOEING PROPRIETARY

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181200 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFM-LEAP-1B	0 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-31 Page 1 of 2

Table 1A	Enclosure 2
to Purchase Agreement No. PA-03791 737-8 Block A [*] Aircraft Delivery, Description, Price and Advance Payments

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2024	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	44

Manufacturer serial number is subject to change due to production changes.

[*]

HAZ-PA-03791 60521, 63035	Boeing Proprietary	SA-31 Page 2 of 2

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-9	194,700 pounds		Detail Specification:			D019A007-B (5/18/2012)
Engine Model/Thrust:			CFMLEAP-1B28	27,900 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]

Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-31 Page 1 of 2

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791 737-9 Block B [*] Aircraft Delivery, Description, Price and Advance Payments

[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2024	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Total:	31
Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 60522-1F.TXT	Boeing Proprietary	SA-31 Page 2 of 2

Table 1H1	Enclosure 4
to Purchase Agreement No. PA-03791 737-8 Block H1 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:			D019A008-R (12/8/2017)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	17

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 109141-1F.txt	Boeing Proprietary	SA-31 Page 1 of 1

Table 1H5	Enclosure 5
to Purchase Agreement No. PA-03791 737-8 Block H5 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:			D019A008-R (12/8/2017)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2023	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2024	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	9

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 109141-1F.txt	Boeing Proprietary	SA-31 Page 1

Table 1H6	Enclosure 6
to Purchase Agreement No. PA-03791 737-8 Block H6 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	181,200 pounds		Detail Specification:			D019A008-R (12/8/2017)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):				[*]
Deposit per Aircraft:				[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2024	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2024	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	15

Manufacturer serial number is subject to change due to production changes.

HAZ-PA-03791 109141-1F.txt	Boeing Proprietary	SA-31 Page 1

Table 1K	Enclosure 7
to Purchase Agreement No. PA-03791 737-8 Block K [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-8	159,400 pounds		Detail Specification:			D019A008-Y (12/18/2020)
Engine Model/Thrust:			CFMLEAP-1B27	26,400 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Lessee	P.A.	Adv Payment Base	[*]	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)		Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]	[*]
[*]-2025	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2026	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	23

HAZ-PA-03791 118056-1F.txt	Boeing Proprietary	SA-31 Page 1

Table 1L	Enclosure 8
to Purchase Agreement No. PA-03791 737-9 Block L [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:			737-9	168,200 pounds		Detail Specification:			D019A008-Y (12/18/2020)
Engine Model/Thrust:			CFMLEAP-1B28	27,900 pounds		Airframe Price Base Year/Escalation Formula:			[*]	[*]
Airframe Price:				[*]		Engine Price Base Year/Escalation Formula:			[*]	[*]
Optional Features:				[*]
Sub-Total of Airframe and Features:				[*]		Airframe Escalation Data:
Engine Price (Per Aircraft):				[*]		Base Year Index (ECI):			[*]
Aircraft Basic Price (Excluding BFE/SPE):				[*]		Base Year Index (CPI):			[*]
Buyer Furnished Equipment (BFE) Estimate:				[*]
Seller Purchased Equipment (SPE)/In-Flight Entertainment (IFE) Estimate:				[*]
LIFT Seats Provided by Boeing (Estimate):
Refundable Deposit/Aircraft at Proposal Accept:				[*]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor			Adv Payment Base	[*]	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)			Price Per A/P	[*]	[*]	[*]	[*]	[*]
[*]-2025	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2026	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	9

HAZ-PA-03791 118057-1F.txt	Boeing Proprietary	SA-31 Page 1

Enclosure 9

HAZ/[*] 737-8 AIRCRAFT CONFIGURATION [*]

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A24

to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA24		SA-31 EXA Page 1
BOEING PROPRIETARY

Enclosure 9

Exhibit A24

AIRCRAFT CONFIGURATION

Dated March 31, 2022

relating to

BOEING MODEL 737-8 AIRCRAFT

The Detail Specification is [*]. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing Configuration Specification [*]. Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect [*].

HAZ-PA-03791-EXA24		SA-31 EXA Page 2
BOEING PROPRIETARY

Boeing Proprietary	Enclosure 10

Exhibit A24 To
Boeing Purchase Agreement

Customer:	HAZ-Air Lease Corporation - [*]
Model:	737-8
Base Date:	[*]
[*]

PA No. 3791	Exhibit A24	SA-31 Page: 1 of 1

Enclosure 10
The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03791-LA-1208078R12

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)
This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.Deferred Advance Payment Schedule.
1.1Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).
[*]

1.2[*]

2.[*]

3.[*]

4.[*]

5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.

SA-31

BOEING PROPRIETARY

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Craig Simmons

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	March 31, 2022

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03791-LA-1208078R12		SA-31
Advance Payment Matters		Page 2
BOEING PROPRIETARY

Enclosure 11
The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03791-LA-1208090R13

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    Special Matters for 737-8 and 737-9 Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:
1.1Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]
Block K	[*]	[*]	[*]	[*]	[*]
Block L	[*]	[*]	[*]	[*]	[*]

1.2Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft and [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators. As an additional consideration and incentive for entering into a lease for the Aircraft and [*] prior to delivery of each such

SA-31

BOEING PROPRIETARY

Enclosure 11
Aircraft or [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or [*] minor model and [*]. Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]	737-8 [*]
Block A	[*]	[*]	[*]	[*]	[*]
Block B	[*]	-[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]	[*]
Block E	[*]	[*]	[*]	[*]	[*]
Block G	[*]	[*]	[*]	[*]	[*]
Block H	[*]	[*]	[*]	[*]	[*]
Block K	[*]	[*]	[*]	[*]	[*]
Block L	[*]	[*]	[*]	[*]	[*]

1.3[*]
1.4[*]
1.5[*]
1.6[*]
1.7[*]
1.8[*]
1.9[*]
1.10[*]
1.11[*]
1.12[*]
1.13[*]
1.14[*]
1.15[*]
1.16[*]
1.17[*]
1.18[*]
1.19[*]
1.20[*]

HAZ-PA-03791-LA-1208090R13		SA-31
Special Matters for 737-8 and 737-9 Aircraft		Page 2
BOEING PROPRIETARY

Enclosure 11
1.21[*].
1.22[*]
1.23[*]
1.24[*]
1.25[*]
1.26[*]
1.27[*]
1.28[*]
1.29[*]
1.30[*]
1.31[*]
1.32[*]
1.33[*]
1.34[*]
1.35[*]
1.36[*]
1.37[*]
1.38[*]
1.39[*]
1.40[*]
1.41[*]
1.42[*]
1.43[*]
1.44[*]
1.45[*]
1.46[*]
1.47Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated from the base year indicated to the scheduled month of the respective Aircraft or [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or [*]. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).
2.[*]

HAZ-PA-03791-LA-1208090R13		SA-31
Special Matters for 737-8 and 737-9 Aircraft		Page 3
BOEING PROPRIETARY

Enclosure 11
3.[*]

4.[*]

5.[*]

6.Assignment.
Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft and [*] at time of delivery and leasing the Aircraft and [*]. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
7.Confidentiality.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

HAZ-PA-03791-LA-1208090R13		SA-31
Special Matters for 737-8 and 737-9 Aircraft		Page 4
BOEING PROPRIETARY

Enclosure 11
Very truly yours,

THE BOEING COMPANY

By	/s/ Craig Simmons
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	March 31, 2022

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03791-LA-1208090R13		SA-31
Special Matters for 737-8 and 737-9 Aircraft		Page 5
BOEING PROPRIETARY

Enclosure 12
The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
HAZ-PA-03791-LA-1805016R1

Air Lease Corporation
2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:    [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[*].
1.[*]
2.[*]

3.[*]

4.[*]

5.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

SA-31

BOEING PROPRIETARY

Enclosure 12
Very truly yours,

THE BOEING COMPANY

By	/s/ Craig Simmons
Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	March 31, 2022

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

H HAZ-PA-03791-LA-1805016R1		SA-31
[*]		Page 2
BOEING PROPRIETARY

        Enclosure 13
Attachment A to Letter Agreement HAZ-PA-03791-LA-18005016R1

[*]

HAZ-PA-03791-LA-18005016R1		SA-31
[*]		Attachment A Page 1
BOEING PROPRIETARY

        Enclosure 13
Attachment B to Letter Agreement HAZ-PA-03791-LA-18005016R1

[*]

HAZ-PA-03791-LA-18005016R1		SA-38
[*]		Attachment B Page 1
BOEING PROPRIETARY